                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.22

                            PPV (THAILAND) CO., LTD,

                           PLEDGE OF SHARES AGREEMENT
                           --------------------------

THIS AGREEMENT is made on December 29, 1995 among
- --------------

(1) MagiNet Corporation, a company registered under the laws of the State of California and having its registered office at 405 Tasman Drive, Sunnyvale, California 94089, U.S.A., (the "Pledgor") as Pledgor;

(2)  Each of the Noteholders named in Annex 1 (the "Pledgees") as Pledgees; and

(3) The Chase Manhattan Bank, N.A. (the "Collateral Agent") as collateral agent for the Pledgees.

WHEREAS:
- -------

The Pledgor has entered into the Note Agreement with the Pledgees and the other Note Documents on August 15, 1995 which contemplate the entering into of this Agreement.

NOW IT IS HEREBY AGREED as follows:
- -----------------------

1.   Definitions
     -----------

     1.1 In this Agreement, expressions defined in the Note Agreement shall have the same meanings, except as otherwise defined herein.

          "Company" means PPV (Thailand) Co., Ltd., a Thai limited company (registration number 420/2537) with registered office at 425/1 Soi Sirijulsavek, Silom Road, Kwaeng Silom, Khet Bangrak, Bangkok, Thailand.

          "Maximum Foreign Pledge" means (i) prior to the occurrence of a Change in Tax Law Event, the aggregate number of Shares representing 66% (or such other threshold amount as may become relevant after the date hereof in determining whether a pledge under one or more pledge agreements would result in the undistributed earnings of the Company, as determined for U.S. Federal income tax purposes, being treated as a deemed dividend to the Pledgor) of the total combined voting power of all classes of Shares entitled to vote; and (ii) on and following the occurrence of a Change in Tax Law

          Event, the aggregate number of Shares representing the maximum total combined voting power of all classes of Shares entitled to vote that may be pledged without creating a deemed dividend to the Pledgor.

          "Pledged Shares" means the 660,000 shares of the Company owned by Pledgor, share numbers 1 to 590,000 and 600,001 to 670,000, inclusive.

          "Secured Obligations" means (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities (including without limitation indemnities, premium, if any, fees and interest thereon) of the Pledgors, now existing or hereafter incurred under, arising out of or in connection with the Note Agreement, each Note or any other Note Document (other than the Warrants); and (ii) the due performance and compliance with the terms of the Note Documents by the Pledgors.

          "Shares" means all the issued and outstanding shares or similar equity interests of the Company (and any options, warrants or other rights to purchase such shares or similar equity interests) now or hereafter owned by the Pledgor.

     1.2 Save where the contrary is indicated, any reference in this Agreement to this Agreement or any other document shall be interpreted as a reference to this Agreement or, as the case may be, such other document as the same may from time to time be amended or novated.


2.   Pledge
     ------

     2.1 The Pledgor hereby pledges the Pledged Shares to the Pledgees as collateral for due and punctual payment and performance of the Secured Obligations;

     2.2 The Pledgor shall deliver to the Collateral Agent (on behalf of the Pledgees) the share certificates representing the Pledged Shares as described in Annex 2 hereto evidencing the Pledgor's ownership thereof;

     2.3 The Pledgor undertakes with the Collateral Agent (for the account of the Pledgees) that at any time if the Pledgor shall acquire (by purchase, stock dividend or otherwise) at any time or from time to time after the date hereof, any Shares (other than Pledged Shares) and, following such acquisition, the Pledged Shares (together with any Shares pledged to the Pledgees under another pledge agreement) are less than the then-existing Maximum Foreign Pledge, then the Pledgor will forthwith (i) pledge on a first priority basis under another pledge agreement in form and substance satisfactory to the Collateral Agent (on behalf of the Pledgees), and deposit as security with the Collateral Agent (on behalf of the Pledgees), such additional Shares as are necessary so that the Pledged Shares and such additional Shares so pledged under another pledge agreement are equal to the then-existing Maximum Foreign Pledge and (ii) deliver to the Collateral Agent certificates therefor. The Pledgor will promptly deliver to the Collateral Agent a certificate executed by a Responsible Officer describing such additional Shares and certifying that the same have been duly pledged with the Pledgees under such other pledge agreement. Such other Shares shall be deemed to be included within the definition of "Pledged Shares" for all purposes herein.

     2.4 If a Change in Tax Law Event occurs, then the Pledgor shall forthwith pledge under another pledge agreement in form and substance satisfactory to the Collateral Agent (on behalf of the Pledgees) that portion of the Shares owned by the Pledgor and not previously pledged to the Pledgees. The Pledgor will promptly deliver to the Collateral Agent a certificate executed by a Responsible Officer describing such additional Shares and certifying that the same have been duly pledged with the Pledgees under such other pledge agreement.

     2.5 The Pledgor shall, and agrees (including upon request by the Collateral Agent), to make, execute, do and perform all such acts, deeds, documents, instruments of transfer, matters and things as may be reasonably required or deemed advisable (i) to ensure that the Collateral Agent (for the account of the Pledgees) has in its possession (a) the share certificates evidencing the Shares, and (b) notices to the Company in the form set forth in Annex 3 duly acknowledged by the Company or any subsequently appointed share registrar and (ii) to comply with the requirements of Section 7.13 of the Note Agreement (which provision is incorporated in full herein by reference) and do such further acts and things (including, without limitation, paying all required documentary and other stamp tax) and execute and deliver to the Collateral Agent (on behalf of the Pledgees) such additional conveyances, assignments, agreements and instruments (including without limitation one or more pledge agreements in form and substance satisfactory to the Collateral Agent) as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgees or the Collateral Agent their respective rights, powers and remedies hereunder. The Collateral Agent shall not be liable for any failure of the Pledgor to perform its duties pursuant to this
          Section 2.5.

     2.6 The Pledgor agrees that if at any time by reason of amalgamation, reorganization, takeover, share certificate separation or for any other reason whosoever whereby the Pledged Shares become represented by other shares, share certificates, securities, debentures or cash in place of the share certificates delivered under Clause 2.2 above, such other shares, share certificates, securities, debentures or cash shall forthwith on receipt be deposited and pledged with the Pledgees. Such other shares, share certificates, securities, debentures or cash shall be deemed to be included within the definition of the "Pledged Shares" for all the purposes under this Agreement.

3.   Representations and Covenant
     ----------------------------

     3.1 The Pledgor represents to the Pledgees and the Collateral Agent that:

          (a) the Shares have been duly and validly issued, are fully paid, are legally and beneficially owned by the Pledgor, and are free of any pledge or other encumbrance;

          (b) all authorizations required for the Pledgor to execute and perform its obligations under this Agreement have been obtained and delivered to the Collateral Agent and are in full force and effect;

          (c) the Pledgor has full power, authority and legal right to pledge the Shares and to execute and perform its obligations under this Agreement and the execution and performance of its obligations under this Agreement will not breach any agreement to which the Pledgor is a party or violate its constitutional documents; and

          (d) this Agreement (and any other pledge agreement entered into as contemplated by this Agreement) following delivery of share certificates according to Clause 2.2 and entry of the pledge in the share register book of the Company will constitute valid security in the Pledged Shares.

     3.2  The Pledgor covenants to the Pledgees that:

          (a) The Pledgor shall upon execution of this Agreement (and any other pledge agreement entered into as contemplated by this Agreement) join with the Pledgees in notifying the Share Registrar of the Company of the pledge hereby created;

          (b) The Pledgor shall, in connection with this Agreement (and any other pledge agreement entered into as contemplated by this Agreement), cause the Company to furnish the Collateral Agent with an acknowledgment in the form set forth in Annex 4;

          (c) the Pledgor will not transfer, pledge or otherwise dispose of the Shares or any of them;

          (d) the Pledgor shall pay in a timely manner all calls for unpaid capital on the Shares; and

          (e) the Pledgor will not assign, sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Pledged Shares or any other Shares owned by it, except; (i) Liens in favor of Persons other than the Pledgees permitted under Section 8.1 of the Note Agreement; and (ii) Liens created by this Agreement and by any other Pledge Document.

4.   Dividends and Other Distributions
     ---------------------------------

     4.1 Unless and until an Event of Default is continuing, all cash dividends or other cash distributions payable in respect of the Pledged Shares shall be paid directly to the Pledgor; provided, that, notwithstanding any of the foregoing, all cash dividends payable in respect of the Pledged Shares which are determined by the Collateral Agent to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital (each, a "Liquidating Dividend") shall be paid directly to the Collateral Agent and retained by it as part of the collateral hereunder unless the event creating such Liquidating Dividend was permitted by, and did not otherwise result in an Event of Default under, the Note Agreement.

     4.2 Upon an occurrence and continuance of Event of Default, all cash dividends or other cash distributions payable in respect of the Pledged Shares shall be paid directly to the Collateral Agent (for the account of the Pledgees) as collateral.

     4.3 The Pledgees shall also be entitled to receive directly, and to retain as part of the collateral hereunder:

          (a) all other or additional securities of the Company paid or distributed by way of dividend in respect of the Pledged Shares;

          (b) all other or additional securities or property (including cash) paid or distributed in respect of the Pledged Shares by way of share split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (c) all other or additional securities or property which may be paid in respect of the Pledged Shares by reason of any consolidation, merger, exchange of shares, conveyance of assets, liquidation or similar corporate reorganization.

5.   Voting Rights
     -------------

     5.1 Unless and until an Event of Default is continuing, the Pledgor may vote the Pledged Shares provided that the Pledgor shall cast no vote or take any action which would violate or be inconsistent with any of the terms of this Agreement, any other Note Document or any other instrument or agreement referred to herein or therein or which would have the effect of impairing the position or interests of the Collateral Agent or the Pledgees. All such rights of the Pledgor to vote shall cease upon the earlier to occur of (i) delivery to the Pledgor of written notice from any Pledgee pursuant to Section 9.1 of the Note Agreement or the Collateral Agent stating that an Event of Default has occurred and is continuing; or (ii) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, when Clause 5.2 shall become applicable; provided, that the Collateral Agent shall be under no duty to deliver the written notice described in clause (i) of the foregoing unless and until it has received a notice from any Pledgee stating that an Event of Default has occurred and is continuing.

     5.2 Upon an occurrence and continuance of Event of Default, the Pledgor shall appoint the Pledgees and/or person or persons from time to time nominated by the Pledgees to be their proxy or proxies authorized to attend and vote in respect to all of the Pledged Shares in all meetings of the shareholders of the Company.

6.   Assignment and Transfer
     -----------------------

     The obligation of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect and shall not be released, discharged, terminated or otherwise affected by any assignment or transfer in whole or in part of any Note. The Pledgor hereby consents to any assignments or transfers or any re-assignments or re-transfers of any of the Notes either in whole or in part, regardless of whether or not a notice of such assignment or transfer or re-assignments or re-transfers has been given to the Pledgor. Each assignee or transferee of any Note shall have full security interest in the Pledged Shares in proportion to the amount of the Note assigned or transferred. Promptly upon notice of any such assignment or transfer, the Pledgor shall (i) if so requested by such assignee or transferree, by the Pledgee making such assignment or transfer or by the Collateral Agent, execute a novation agreement in connection therewith and enter into a new pledge agreement substantially in the form of this Agreement, and (ii) cause the Company to enter into the share register book of the Company the name and address of each such assignee or transferee.

7.   Expenses
     --------

     The Pledgor covenants and agrees to pay to the Pledgees and the Collateral Agent from time to time, and the Pledgees and the Collateral Agent shall be entitled to, reasonable compensation for all services rendered by any of them, and the Pledgor agrees to indemnify and reimburse to the Pledgees and the Collateral Agent, all expenses, disbursements and costs reasonably incurred or made by the Pledgees or the Collateral Agent, as the case may be, in relation to the execution, performance and enforcement of this Agreement.

8.   Enforcement
     -----------

     8.1 If any Event of Default occurs and is continuing, the Collateral Agent shall give notice to the Pledgor requiring it to remedy the default within 7 (seven) days from the date of receipt of said notice.
          Failure to remedy the default shall cause the pledge constituted under Clause 2 to become immediately enforceable, provided that the Collateral Agent notifies the Pledgor that the Required Holders have so resolved. Once the pledge constituted under Clause 2 has become enforceable, the Pledgees may sell the Pledged Shares by public auction and take any other actions or exercise any other remedies permitted by law. The Pledgor hereby authorized the Pledgees and/or the Collateral Agent, any of their employees, agents or representatives to conduct and participate in any public auction for the purpose of enforcement.

     8.2 In the enforcement of the pledge, the Collateral Agent may select any or all of the Pledged Shares to be sold, as the Pledgees may instruct in writing.

     8.3 The proceeds (net of expenses) of the sale of the Pledged Shares at any public auction shall be applied towards paying or discharging all amounts to which the Pledgees are entitled. If and to the extent that such proceeds are insufficient for such purpose, the Pledgor shall be liable for the deficiency.

9.   Waivers
     -------

     All rights of the Pledgees under this Agreement shall continue unimpaired, and the Pledgor shall remain obligated in accordance with the terms of this Agreement, notwithstanding the substitution of any of the Pledged Shares held under this Agreement at any time, or of any rights or interest in this Agreement, or any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgees in reference to any of the Secured Obligations (including any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Agreement, any Note or any other instrument or agreement referred to therein or any assignment or transfer of any thereof), the Pledgor hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if had expressly agreed thereto in advance.

10.  Termination
     -----------

     The pledge constituted under Clause 2 shall remain in full force and effect until the earlier of (a) the date on which the pledge may be released in accordance with the terms of the Note Agreement and (b) the date on which the Secured Obligations have been paid and discharged in full. After such date, the Collateral Agent (for the account of the pledgees) shall at the written request and expense of the Pledgor, terminate and discharge with no warranty the pledge hereby created.

11.  Rights and Remedies
     -------------------

     11.1 All rights and remedies of the Pledgees under this Agreement are in addition to and not in limitation of any rights by law. The rights and remedies granted to the Pledgees under this Agreement shall be cumulative and may be exercised singly or concurrently on any one or more occasions. This Agreement shall be in addition to and shall be independent of every guarantee, indemnity or other collateral which any of the Pledgees may at any time hold for the Secured Obligations.

     11.2 Nothing contained in this Agreement is intended to, or shall operate so as to, prejudice or affect any guarantee, indemnity or other collateral of any kind whatsoever which any of the Pledgees may have for the Secured Obligations or any of them or any right, remedy or privilege of any of the Pledgees thereunder.

     11.3 Any receipt, release or discharge of the collateral created by, or of any liability arising under, this Agreement may be given by the Collateral Agent (acting in accordance with the instructions of the Pledgees) and shall not release or discharge the Pledgor from any liability for the same or any other monies which may exist independently of this Agreement. Where such receipt, release or discharge relates only to part of the Pledges Shares such receipt, release or discharge shall not prejudice or affect the collateral hereby created in relation to the remainder of the Pledged Shares.

     11.4 The Collateral Agent may in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, the Pledgor or any other person (whether or not party hereto and whether or not jointly liable with the Pledgor) in respect of the Secured Obligations or of any other collateral therefore or guarantee in respect thereof without prejudice either to the collateral created by or pursuant to this Agreement or to the liability of the Pledgor for the Secured Obligations.

12.  Notices
     -------

     (A) Each communication under this Agreement shall be made by facsimile transmission or telex or registered mail or otherwise in writing.
          Each communication or document to be delivered under this Agreement shall be sent to the addressee at the facsimile number or telex number or address and marked for the attention of the person (if any) from time to time designated by the relevant party to the Collateral Agent (in the case of the Collateral Agent, by it to each other party) for the purpose of this Agreement. The initial facsimile and telex number, address and person so designated (if any) by each party are set out under its name on Annex 5.

     (B) Any communication from the Pledgor shall be irrevocable and shall not be effective until received by the Collateral Agent. Any other communication to any person shall be deemed to be received by it (if sent by facsimile transmission or telex) on the next Business Day in the place to which it is sent after dispatch with transmission report or, as the case may be, answerback or (in any other case) two Business Days (or five Business Days if sent from one country to another) after the same has been sent by post with postage prepaid (which shall be airmail in the case of international post).

     (C)  All communications and documents shall be in English.

13.  Governing Law
     -------------

     This Agreement shall take effect under and be governed by and construed in accordance with the laws of Thailand.

14.  Amendments
     ----------

     None of the terms or provisions of this Agreement may be altered, modified, amended or waived except as the Collateral Agent (acting in accordance with the written instructions of the Pledgees) may consent thereto in writing.

15.  Successors and Assignees
     ------------------------

     This Agreement shall be binding upon and ensure to the benefit of each Pledgee and the Collateral Agent and their respective successors and permitted assigns. The Pledgor shall not assign its rights or obligations hereunder without the consent of the Collateral Agent (acting on the written instructions of the Pledgees). Any bank into which the Collateral Agent may be merged, or any corporation or bank resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation to which the Collateral Agent shall sell or otherwise transfer all or substantially all of its corporate trust business shall be the successor to the Collateral Agent under this

     Agreement without the execution or filing of any document or any further act on the part of the parties hereto.

16.  Invalidity of Any Provisions
     ----------------------------

     If any of the provisions of the Assignment becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

IN WITNESS whereof the duly authorized representatives of the parties hereto have executed this Agreement the day and year first before written.


The Pledgor:
- ------------

MAGINET CORPORATION

By:/s/ J.A. Barth
   --------------------------
Name: JAMES A. BARTH
Title: CFO


The Pledgees:
- -------------
NEW YORK LIFE INSURANCE COMPANY

By:
   --------------------------
Name:
Title:

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By:
   --------------------------
Name:
Title:

WASLIC COMPANY II

By:
   --------------------------
Name:
Title:

NAMTOR BVC LP

By:
   --------------------------
Name:
Title:

IN WITNESS whereof the duly authorized representatives of the parties hereto have executed this Agreement the day and year first before written.


The Pledgor:
- ------------

MAGINET CORPORATION

By:
   --------------------------
Name:
Title:


The Pledgees:
- -------------
NEW YORK LIFE INSURANCE COMPANY

BY:/s/Mark C. Boyce
   --------------------------
Name: Mark C. Boyce
Title: Investment Vice President

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By:
   --------------------------
Name:
Title:

WASLIC COMPANY II

BY:
   --------------------------
Name:
Title:

NAMTOR BVC LP

By:
   --------------------------
Name:
Title:

IN WITNESS whereof the duly authorized representatives of the parties hereto have executed this Agreement the day and year first before written.


The Pledgor:
- ------------

MAGINET CORPORATION

By:
   --------------------------
Name:
Title:


The Pledgees:
- -------------
NEW YORK LIFE INSURANCE COMPANY

By:
   --------------------------
Name:
Title:

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By:/s/ Peter W. Oliver
   --------------------------
Name: Peter W. Oliver
Title: Managing Director

WASLIC COMPANY II

By:
   --------------------------
Name:
Title:

NAMTOR BVC LP

By:
   --------------------------
Name:
Title:

IN WITNESS whereof the duly authorized representatives of the parties hereto have executed this Agreement the day and year first before written.


The Pledgor:
- ------------

MAGINET CORPORATION

By:
   --------------------------
Name:
Title:


The Pledgees:
- -------------
NEW YORK LIFE INSURANCE COMPANY

BY:
   --------------------------
Name:
Title:

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By:
   --------------------------
Name:
Title:

WASLIC COMPANY II

BY:/s/ Daniel F. Lindley
   --------------------------
Name: Danel F. Lindley
Title: President

NAMTOR BVC LP

By:
   --------------------------
Name:
Title:

IN WITNESS whereof the duly authorized representatives of the parties hereto have executed this Agreement the day and year first before written.


The Pledgor:
- ------------

MAGINET CORPORATION

By:
   --------------------------
Name:
Title:


The Pledgees:
- -------------
NEW YORK LIFE INSURANCE COMPANY

By:
   --------------------------
Name:
Title:

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

By:
   --------------------------
Name:
Title:

WASLIC COMPANY II

By:
   --------------------------
Name:
Title:

NAMTOR BVC LP

By:/s/ Michael C. Rothman
   --------------------------
Name: Michael C. Rothman
Title: Partner

                                                                              12
The Collateral Agent:
- ---------------------

CHASE MANHATTAN BANK, N.A., as Collateral Agent.

By:/s/ Rossana Abueva
   --------------------------
Name: Rossana Abueva
Title: Vice President

                                                                         ANNEX 1

                                  The Pledgees
                                  ------------

1.   New York Life Insurance Company

2.   The Mutual Life Insurance Company of New York

3.   Waslic Company II

4.   Namtor BVC LP

                                                                         ANNEX 2


Amount
 Certificate No.   Name of Shareholder  Number of Shares  Share Number  Par Value  Paid-up(%)
- ----------------   -------------------  ----------------  ------------  ---------  ----------
      0016         MagiNet Corporation       660,000         1-590000,     10.-       100%
                                                          600001-670000

Number of Shares owned by Pledgor:  774,993

Date: December   ,1995


PPV (THAILAND) CO. LTD.
Address:  425/1 Soi Sirijulsavek
          Silom Road, Kwaeng Lumpini
          Khet Bangrak, Bangkok, Thailand



Dear Sirs:

We, who own the following shares in your company, have pledged such shares to the Noteholders listed in the attached Schedule.

   Share Certificate No.     No. of Shares  Shares Numbers
   ---------------------     -------------  --------------

           0016               660,000       1-590000,
                                            600001-670000


Please register such pledge in the Share Register Book of the Company, and send to the Collateral Agent:

(i) a copy of this letter countersigned by your authorized directors to confirm that the pledge has been duly registered in the Share Register Book; and

(ii) a copy of the Share Register Book showing such registration of pledge certified true and correct by authorized directors.

When the pledge is released, the Collateral Agent (on behalf on the Pledgees) will inform you accordingly so that the pledge may be withdrawn from the Share Register Book. In case of enforcement of the pledge by auction, the Collateral Agent (on behalf of the Pledgees) will inform you accordingly to cancel the pledge and register the shares in the name of the selected bidder.

In transferring shares according to the enforcement of the pledge, we irrevocably authorize in advance the Collateral Agent (on behalf of the Pledgees) to sign on behalf of

Maginet Corporation as the transferor on the share transfer deed to be made according to the Company's articles of association and pay the stamp duty.


Yours faithfully,

MAGINET CORPORATION


By:
   -----------------



Acknowledgement of Pledge of Shares.
- ------------------------------------

We, PPV (Thailand) Co., Ltd., confirm that the above pledge has been entered in the Share Register Book of the Company.


PPV (THAILAND) CO., LTD.


By:/s/(authorized directors [2 signatures])
   ----------------------------------------
   (authorized director)

[PPV logo not shown]

Maginet Corporation as the transferor on the share transfer deed to be made according to the Company's articles of association and pay the stamp duty.


Yours faithfully,

MAGINET CORPORATION


By:/s/J.A. Barth
   ----------------


Acknowledgement of Pledge of Shares.
- ------------------------------------

We, PPV (Thailand) Co., Ltd., confirm that the above pledge has been entered in the Share Register Book of the Company.


PPV (THAILAND) CO., LTD.


By:/s/(authorized directors [2 signatures])
   ----------------------------------------
   (authorized director)

[PPV logo not shown]

                                    ANNEX 4

                            Form of Acknowledgement
                            -----------------------


Date: _______________________

To:   New York Life Insurance Company
      51 Madison Avenue
      New York, New York  10010
      U.S.A.

      The Mutual Life Insurance Company of New York
      1740 Broadway, 11th Floor
      New York, New York  10019
      U.S.A.

      Waslic Company II
      c/o FT Washington Investment Advisors
      400 Broadway
      Cincinnati, Ohio  45202
      U.S.A.

      Namtor BVC LP
      311 South Wacker Drive, Suite 4190
      Chicago, Illinois  60606
      U.S.A.

      The Chase Manhattan Bank, N.A.
      Corporate Trust Administration
      4 Chase MetroTech Center, 3rd Floor
      Brooklyn, New York  11245
      U.S.A.
      as Collateral Agent

Acknowledgment of the Thai Pledge of Shares Agreement.
- -----------------------------------------------------

We hereby acknowledge receipt of a notice of pledge and

      (i)    consent and agree to the terms of the Thai Pledge of Shares
             Agreement;

      (ii) confirm that we have not received any other notice of, and have not previously consented to, the pledge of all or any of the Pledged Shares; and

      (iii) Upon an occurrence and continuance of an Event of Default and when advised by the Collateral Agent, agree to (i) pay all cash dividends or other cash distributions payable in respect of the Pledged Shares directly to the, Collateral Agent (for the account of the Pledgees) and (ii) provide necessary documents to effect the entitlement of the Pledgees under Clause 4.3 of the Thai Pledge of Shares Agreement.

The pledge has been duly approved by the directors under Article 10 of the Articles of Association of the Company, and has been duly entered in the share register book of this Company.

We hereby confirm that this acknowledgment is our legal, valid and enforceable obligation and we have the right, power and authority to enter into and perform our obligations under this acknowledgment.



Yours faithfully,
PPV (Thailand) Co. Ltd.



By: /s/ [2 signatures]
    ----------------------
    (Authorized Directors)

[PPV logo not shown]

                                                                         ANNEX 5

NEW YORK LIFE INSURANCE COMPANY
51 Madison Avenue
New York, New York 10010 U.S.A.

     Attention:  Investment Department
                 Private Finance Group Facsimile: 1-212-447-4122

                 with a copy to Office of the General Counsel
                 Facsimile: 1-212-576-8340

THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
1740 Broadway
New York, New York 10019 U.S.A.

     Attention: MONY Capital Management Unit

NAMTOR BVC LP
Namtor Inc.
311 South Wacker Drive
Chicago, Illinois 60606  U.S.A.

     Attention:  Edward P. Langefeld
     Facsimile:  1-312-663-4706


WASLIC COMPANY II
J.P. Morgan Delaware
902 N. Market Street, 9th Floor
Wilmington, Delaware 19801 U.S.A.

     Facsimile 1-302-651-9637

     With a copy to:

     Ft. Washington Investment Advisors
     400 Broadway
     Cincinnati, Ohio 45202 U.S.A.

     Facsimile: 1-513-629-1695

THE CHASE MANHATTAN BANK, N.A.
Corporate Trust Administration
4 Chase MetroTech Center
3rd Floor
Brooklyn, New York 11245

     Facsimile:  1-718-242-5885